UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2014

Everyday Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36371	80-0036062
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
345 Hudson Street, 16th Floor New York, NY	10014
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (646) 728-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 2, 2014, the Registrant filed its Eleventh Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Registrant’s initial public offering of its common stock (the “IPO”) effected pursuant to the Registrant’s Registration Statement on Form S-1 (File No. 333-194097), as amended (the “Registration Statement”). The Registrant’s board of directors (the “Board”) and stockholders previously approved the Restated Certificate to be filed in connection with, and to become effective as of, the closing of the IPO. The form of the Restated Certificate was previously filed as Exhibit 3.2 to the Registration Statement. On April 2, 2014, the Registrant’s Amended and Restated Bylaws (the “Restated Bylaws”) became effective as of the closing of the IPO. The Registrant’s Board and stockholders previously approved the Restated Bylaws to become effective as of the closing of the IPO. The form of the Restated Bylaws was previously filed as Exhibit 3.4 to the Registration Statement.

The Restated Certificate amends and restates in its entirety the Registrant’s Tenth Amended and Restated Certificate of Incorporation, as amended, and the Restated Bylaws amend and restate, in their entirety, the Registrant’s amended and restated bylaws. Collectively, the Restated Certificate and the Restated Bylaws, among other things: (i) authorize 90,000,000 shares of common stock; (ii) eliminate all references to the previously existing series of the Registrant’s preferred stock; (iii) authorize 10,000,000 shares of preferred stock that may be issued in one or more series from time to time by the Board; (iv) provide that the Board be divided into three classes with staggered three-year terms, with one class of directors to be elected at each annual meeting of the Registrant’s stockholders; (v) provide that directors may only be removed with cause by the affirmative vote of holders of at least two-thirds of the voting power of all then-outstanding shares of capital stock of the Registrant entitled to vote generally at an election of directors; (vi) provide that, subject to limited exceptions, vacancies on the Board shall only be filled by the affirmative vote of a majority of the directors then in office; (vii) eliminate the ability of the Registrant’s stockholders to take action by written consent in lieu of a meeting; (viii) provide that only the Board, the chairman of the Board or the chief executive officer of the Registrant may call a special meeting of the Registrant’s stockholders; and (ix) designate the Delaware Chancery Court as the exclusive forum for certain actions involving the Registrant and its directors and officers.

The foregoing description is qualified in its entirety by reference to the Restated Certificate and Restated Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2 hereto respectively, and each of which is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Eleventh Amended and Restated Certificate of Incorporation of the Registrant.
3.2(1)	Amended and Restated Bylaws of the Registrant.

________

(1)	Incorporated herein by reference to Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-194097), originally filed on February 24, 2014, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everyday Health, Inc.
Date: April 7, 2014	By:	/s/ Alan Shapiro
		Name:	Alan Shapiro
		Title:	Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3.1	Eleventh Amended and Restated Certificate of Incorporation of the Registrant.
3.2(1)	Amended and Restated Bylaws of the Registrant.

_________

(1)	Incorporated herein by reference to Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-194097), originally filed on February 24, 2014, as amended.